INVESTOR PRESENTATION Q4 2024

2 This presentation contains “forward-looking statements”within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believes," "expects," "anticipates," "estimates," “forecasts,” "intends," “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” "will," “should,” "would," and "could," as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, the following: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of credit quality deterioration, pronounced and sustained reductions in real estate market values, employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; • changes in the interest rate environment, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the level and impact of inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities, and tax law, in regulatory policies and principles, or the interpretation and prioritization of regulatory capital or other rules; • effects on the U.S. economy resulting from the implementation of policies proposed by the new presidential administration, including tariffs, mass deportations and tax regulations; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits and deposit concentrations; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • fluctuations in the value of our investment securities; • credit risks and risks from concentrations (by type of geographic area, collateral and industry) within our loan portfolio; • disruptions, security breaches, insider fraud, cybersecurity incidents or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for our business, including sophisticated attacks using artificial intelligence and similar tools; • our ability to adapt successfully to technological changes to compete effectively in the marketplace, including as a result of competition from other commercial banks, mortgage banking firms, credit unions, securities brokerage firms, insurance companies, and financial technology companies; • the costs, effects and outcomes of existing or future litigation; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business and the businesses of our clients. You should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2023, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Except as otherwise indicated, this presentation speaks as of December 31, 2024. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after such date. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix - Reconciliation of Non-GAAP Financial Measures and Quarterly Financial Statistics hereto. All dollars throughout the entire presentation are in millions unless otherwise noted, except per share amounts. Percentages presented may not total 100% due to rounding. All tables and charts are as of December 31, 2024 unless otherwise noted. FORWARD LOOKING STATEMENTS

HERITAGE FINANCIAL CORPORATION OVERVIEW

4 OVERVIEW General Overview Nasdaq symbol HFWA Stock price(2) $23.78 Market capitalization(2) $812 million Institutional ownership(2) 81.1% Headquarters Olympia, WA # of branches 50 Year established 1927 Q4 2024 Financial Highlights Assets $7.1 billion Deposits $5.7 billion Loans receivable $4.8 billion Net income $11.9 million Net interest margin 3.39% ROAE(3) 5.46% ROATCE(1)(4) 7.81% Adjusted ROATCE(1)(4) 11.59% Efficiency ratio 69.3% Adjusted efficiency ratio(1) 64.4% Leverage ratio 10.0% Total capital ratio 13.3% Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. (1) Represents a non-GAAP financial measure (2) Market information as of January 8, 2025. (3) Return on average equity (4) Return on average tangible common equity Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, ID Heritage Branch

Heritage Financial CORPORATION

COMPANY STRATEGY

Allocate capital to organically grow our core banking business	• Recent successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets in and adjacent to our current footprint including our recent branch openings in Eugene, Oregon and Boise, Idaho • Disciplined approach to concentration risk and active portfolio management
Improve operational efficiencies and rationalize branch network	• Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions • Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023 • Full-time equivalent employee decreased to 751 at December 31, 2024 compared to 803 at December 31, 2023 • Reduced noninterest expense to average assets to 2.20% in Q4 2024 as compared to 2.37% in Q4 2023
Generate stable profitability and risk adjusted returns	• Adjusted return on average tangible common equity[(1)] ("ROATCE") averaged 12.7% from 2022 to 2024. • Five-year growth in tangible book value[(1)] of $3.15, or 20.9%, to $18.22 at December 31, 2024 from $15.07 at December 31, 2019
Remain active and disciplined in M&A	• Five acquisitions in Washington and Oregon since 2013 • Target metrics = IRR of >15% with earnbacks < 3 years
Maintain conservative underwriting standards and actively manage the loan portfolio	• Long track record of strong underwriting with conservative risk profile • Disciplined approach to concentration risk • Nonaccrual loans to loans receivable at 0.08% at December 31, 2024
Focus on core deposits to increase franchise value over the long term	• 29.1% noninterest demand deposits to total deposits at December 31, 2024 • 1.39% cost of total deposits; top 10% performance among US publicly traded banks in Q3 2024
Engage in proactive capital management	• History of increasing regular dividends and utilizing special dividends to manage capital • In April 2024, approved a new stock repurchase plan up to 5% of the Company's outstanding common shares or approximately 1.7 million shares • Strong capital ratios: leverage ratio[(3)] = 10.0%; total capital ratio[(3)] = 13.3%

(1) Represents a non-GAAP financial measure
(2) Comparable cost of total deposits provided by S&P Global Market Intelligence for the third quarter of 2024 and includes banks nationwide with shares on Nasdaq or NYSE with total assets less than $100 billion excluding pending merger targets
(3) Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports

5

6 PROFITABILITY IMPROVEMENT MEASURES Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 2024 TOTAL GRAND TOTAL Quarterly Impact Investments Sold (Book Value) $161.8 $144.0 $38.8 $78.0 $35.6 $296.4 $458.2 Weighted Average Book Yield of Sales 2.41% 2.37% 2.73% 1.88% 1.88% 2.23% 2.29% Investments Purchased $140.7 $33.1 $— $— $— $33.1 $173.8 Weighted Average Book Yield of Purchases 6.08% 6.05% —% —% —% 6.05% 6.07% Loss on Sale of Investments $10.0 $10.0 $1.9 $6.9 $3.9 $22.7 $32.7 Quarterly Estimated EPS Impact $(0.22) $(0.22) $(0.04) $(0.16) $(0.09) $(0.51) $(0.73) Estimated Annualized Profitability Improvement Estimated Annualized Pre-Tax Financial Impact $5.4 $5.8 $1.5 $3.2 $1.4 $11.9 $17.3 Estimated Annualized EPS Impact $0.12 $0.13 $0.03 $0.07 $0.03 $0.26 $0.38 Balance Sheet Repositioning The Company has completed investment sales over the past several quarters as part of strategic repositioning of the balance sheet. Estimated annualized profitability improvements assumes all proceeds invested in loan growth.

7 $111,145 $91,805 $79,919 $75,874 Median household income 4.1% 3.2% 12.1% 3.9% (1.0)% 13.2% 3.6% 9.2% 22.5% 4.2% 2.8% 13.0%Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2024-2030 Projected Population Growth 2024-2030 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest Data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment Economic data as of November 2024 MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

8 LOANS AND DEPOSITS BY LOCATION MSA = Metropolitan or Micropolitan Statistical Area Location based upon branch or office location Loans by MSA Seattle WA $2,377 49.5% Portland OR-WA $700 14.6% Mount Vernon WA $252 5.2% Olympia WA $187 3.9% Yakima WA $104 2.2% Bellingham WA $188 3.9% Other $994 20.7% Deposits by MSA Seattle WA $2,484 43.7% Portland OR-WA $823 14.5% Mount Vernon WA $307 5.4% Olympia WA $493 8.7% Longview WA $165 2.9% Oak Harbor WA $537 9.4% Yakima WA $234 4.1% Bellingham WA $175 3.1% Other $467 8.2%

9 POTENTIAL GROWTH OPPORTUNITIES Map obtained from S&P Global Market Intelligence Certain locations of bank headquarters overlap on the map Financial information as of the most recent quarter publicly available • Long-term goal to build a Pacific Northwest ("PNW") regional commercial community bank; potential opportunities for M&A and production team lift-outs in WA, OR and ID. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 11 banks between $200 million and $500 million in assets – 15 banks between $500 million and $1.0 billion in assets – 16 banks between $1.0 billion and $3.5 billion in assets • Target metrics include 15% IRR and earnback of < 3 years. Bank headquarters

10 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,091 $7,060 $7,153 $7,106 $1,747 $1,079 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $24.43 $24.66 $25.61 $25.40 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $17.36 $17.56 $18.45 $18.22 Organic Assets Acquired Assets Book value per share Tangible book value per share (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets (1) Represents a non-GAAP financial measure

11 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed Capital Markets Group as result of the added expertise 2017 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon (branch opened August 2022) 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 2023) 2024 • Expanded Builder Banking team with hiring of new SVP, Director of Builder Banking and sales position in greater Seattle, Washington area. Bank Acquisitions and Team Additions Bank Acquisition Team Addition

FINANCIAL UPDATE

13 LOAN PORTFOLIO Loan Portfolio Composition $232 $196 $171 $171 $167 $166 $165$165 $344 $375 $386 $413 $409 $403 $227 $294 $414 $457 $459 $458 $479 $768 $693 $718 $760 $779 $824 $843 $2,424 $2,524 $2,657 $2,655 $2,714 $2,823 $2,912 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial real estate (CRE) 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 New Loan Commitments $18 $20 $25 $24 $21 $3 $14 $27 $2 $— $57 $39 $63 $35 $85$81 $60 $87 $128 $101 $49 $34 $68 $90 $130 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial Real Estate (CRE) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024

14 Construction Commitments $488 $686 $769 $762 $730 $657 $682 $227 $294 $414 $457 $459 $458 $479 $261 $392 $355 $305 $271 $199 $203 Outstanding Balance Available Credit 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 LOC Utilization Rates 25.2% 29.8% 28.2% 31.9% 30.4% 30.9% 29.7% 46.5% 42.9% 53.8% 60.0% 62.9% 69.7% 70.2% 31.4% 31.1% 31.1% 31.7% 31.6% 31.5% 31.6% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - C&I LOCs 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 LINE OF CREDIT ("LOC") UTILIZATION

15 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 12/31/24 Real estate, rental and leasing $2,050 4.5 Health care and social assistance 336 4.2 Accommodation and food services 204 5.0 Retail trade 150 4.7 Construction 157 4.8 Other services (except Public administration) 124 4.7 Manufacturing 95 4.7 All other industries 639 4.3 Total $3,755 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 12/31/24 Office $566 4.3 Industrial 514 4.5 Retail store / shopping center 305 4.6 Multi-family 415 4.5 Mixed use property 157 4.6 Motel / hotel 165 4.9 Single purpose 125 4.7 Warehouse 139 4.5 Mini-storage 161 4.1 Recreational / school 68 5.0 Other 297 Total $2,912 4.5 WARR = Weighted average risk rating Categorized by NAICS code. Office - Owner-occupied CRE 10.0% Office - Non-owner occupied CRE 9.4% Industrial 17.6% Retail store / shopping center 10.5% Multi-family 14.2% Mixed use property 5.4% Motel / hotel 5.7% Single purpose 4.3% Warehouse 4.8% Mini-storage 5.5% Recreational / school 2.3% Other 10.3% Real estate, rental and leasing 54.6% Health care and social assistance 8.9% Accommodation and food services 5.4% Retail trade 4.0% Construction 4.2% Other Services (except Public administration) 3.3% Manufacturing 2.5% All other industries 17.1%

16 CHANGES IN LOANS RECEIVABLE $4,679 $181 $(44) $(24) $10 $4,802 Loans receivable at September 30, 2024 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at December 31, 2024 $4,336 $626 $(177) $(136) $153 $4,802 Loans receivable at December 31, 2023 Loans originated Prepayments Payoffs Net advances/ payments Loans receivable at December 31, 2024 Change in loans - Q4 2024 Change in loans - 2024

17 CRE OFFICE CRE Office Loans by Size Size WARR(2) # of Loans Total Balance(1) Average Balance Per Loan(1) >$10 Million 3.3 5 $ 75,596 $ 15,119 $5-$10 Million 4.0 15 94,628 6,309 $2-$5 Million 4.5 46 135,738 2,951 <$2 Million 4.6 455 259,930 571 TOTAL 4.3 521 $ 565,892 $ 1,086 Quality of CRE Office Portfolio: • 81.0% of loans have recourse to owner • 51.5% of loans are owner occupied which are considered to have a lower risk profile • 24.6% of loans are borrowers in the health care and social assistance sectors, who are less likely to reduce office space CRE Office Loans by Industry Type Health Care and Social Assistance 24.6% Professional, Scientific, and Technical Services 3.3% Finance and Insurance 2.8% Other Services (except Public Administration) 2.9% Accommodation and Food Services 1.1% All Other 65.3% (1) Dollars in thousands (2) Weighted average risk rating

18 Net charge-offs (recoveries) on loans to average loans, annualized 0.01% (0.03)% (0.01)% 0.06% 0.06% 0.00% 0.00% 0.22% 0.00% 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (0.10)% 0.00% 0.10% 0.20% 0.30% Nonaccrual Loans $24 $6 $4 $5 $4 $4 $4 Nonaccrual loans Nonaccrual loans to loans receivable 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0.62% 0.15% 0.10% 0.11% 0.08% 0.09% 0.08% NONACCRUAL LOANS AND NET CHARGE-OFFS

19 CRITICIZED LOANS $183 $135 $150 $172 $176 $171 $179 $24 $89 $60 $65 $65 $79 $68 $64 $71 $69 $80 $102 $94 $99 $111 Substandard - nonaccrual Substandard - accrual Special mention 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Criticized Loans by Loan Segment Commercial & industrial 30.8% Owner- occupied CRE 21.3% Non-owner occupied CRE 26.6% Residential real estate 1.0% Construction & land development 19.4% Consumer 0.9% Criticized Loans by Collateral Type Motel/Hotel 11.1% Office 8.2% Multi-Family 11.3%Retail Store/Shopping Center 8.9% Mixed Use Property 9.0% Elder Care 5.9% Farm-Bldgs/Land 3.1% Industrial 4.1% Duplex/Tri-Plex/4-Plex 3.2% Other CRE 16.3% Non-CRE 18.9% $6 $4 $5 $4 $4$4

20 ACL on Loans $42,361 $42,986 $47,999 $49,736 $51,219 $51,391 $52,468 1.11% 1.06% 1.11% 1.12% 1.13% 1.10% 1.09% ACL on loans ($) ACL on loans / Loans (%) 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $51,391 $1,614 $(563) $41 $(15) $52,468 September 30, 2024 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans December 31, 2024 Change in ACL on Loans - Q4 2024 Dollars in thousands

21 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.63% 3.79% 6.50% 4.81% 3.34% 3.45% 3.66% 2.19% 2.05% 3.47% 2.63% 1.96% 2.32% 2.67% Heritage Peer Median 2018 2019 2020 2021 2022 2023 Q3 2024 YTD Net Chargeoffs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.07% 0.07% 0.11% 0.05% 0.03% 0.02% 0.07% 0.05% Heritage Peer Median 2018 2019 2020 2021 2022 2023 Q3 2024 YTD (1) Criticized loans includes loans graded special mention or worse (2) Peer Median is the median of 17 identified peer banks ranging in asset size from $4 billion to $15 billion and is as of September 30, 2024 Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. • Criticized loans(1) to total loans higher than peer median(2) since 2018 • NCOs recognized during the same period were generally lower than peer median.

22 Average Deposit Balances and Cost of Total Deposits $6,090 $6,322 $5,706 $5,618 $5,621 $5,526 $5,555 $5,675 $5,715 0.10% 0.11% 0.69% 1.34% 1.01% 1.19% 1.34% 1.42% 1.39% 1.48% 1.70% 1.89% 2.02% 1.98% 0.16% 0.17% 1.03% 1.90% Average deposits Cost of total deposits Cost of int-bearing deposits 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 DEPOSITS Deposit Composition 36.7% 35.5% 30.6% 29.6% 29.0% 29.5% 29.1% 30.4% 30.9% 28.7% 28.1% 27.0% 26.1% 25.8% 17.5% 17.9% 19.5% 19.9% 19.9% 20.1% 20.5% 10.0% 10.5% 8.7% 8.4% 8.1% 7.8% 7.4% 5.4% 5.2% 12.4% 14.0% 16.0% 16.5% 17.2% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024

23 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $717 $344 $1,335 $1,486 $1,803 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 26% 57% 17% Consumer Commercial CDs Insured vs. Uninsured 40% 60% Insured Uninsured Deposit portfolio as of December 31, 2024: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 40% of total deposits. 12% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

24 Investment Balances and Investment Yield $1,278 $2,098 $1,874 $1,468 $1,874 $1,731 $1,659 $1,572 $1,468 $757 $1,203 $178 $33 $141 $33 2.13% 2.48% 3.02% 3.33% 3.15% 3.30% 3.38% 3.34% 3.29% Portfolio yield New purchases 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 INVESTMENT PORTFOLIO Portfolio Duration 4.85 4.93 4.85 4.55 6.76 4.08 3.37 2.33 4.85 4.80 4.81 4.56 4.55 3.48 2.33 Duration - total portfolio Duration - new purchases only (1) 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (1) No investments were purchased during Q2 2024, Q3 2024 or Q4 2024

25 $57 $46 $46 $44 $58 $59 $56 $42 $56 $40 $30 $25 $45 $35 $35 $33 $48 $49 $46 $33 $47 $31 $22 $17 $12 $11 $11 $11 $10 $10 $10 $9 $9 $9 $8 $8 Interest Principal Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 INVESTMENT CASHFLOWS Investment cashflows(1) are estimated to be $559 million through Q4 of 2027. (1) Cashflow estimates based on third-party bond accounting service

26 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 19.6% Residential CMO and MBS 36.2% Commercial CMO and MBS 44.2% Available for sale ("AFS") and held to maturity ("HTM") investment securities percentages are based on fair value as of December 31, 2024 unless otherwise noted Strong Credit Quality of Portfolio: AFS Securities • 90.6% of AFS in U.S. government and agency securities • Only 1.6% of AFS are rated less than AA HTM Securities • All HTM investments are U.S. government and agency securities • 100% HTM portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investments Pledged 2.4% 97.6% Pledged Not pledged AFS Investment by Type US government and agencies 1.6% Municipal securities 6.7% Residential CMO and MBS 48.3% Commercial CMO and MBS 40.6% Corporate obligations 1.5% Other asset-backed securities 1.3%

27 Net Interest Margin 3.23% 3.35% 3.58% 3.33% 3.41% 3.32% 3.29% 3.33% 3.39% 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 NET INTEREST MARGIN Quarterly Change in Net Interest Margin 3.33% 0.06% (0.06)% (0.04)% 0.01% 0.09% 3.39% QTD Q3 2024 Loans Investments Interest earning deposits Deposits Borrowings QTD Q4 2024 Net Interest Income $205,789 $219,385 $225,155 $209,364 $53,871 $51,530 $51,113 $52,958 $53,763 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024

28 Adjustable Rate Loans - Repricing Schedule $1,057 $151 $216 $163 $247 $340 $130 6.93% 4.35% 3.84% 4.87% 6.21% 6.14% 4.98% 6.94% 7.01% 6.92% 6.77% 6.71% 6.71% 7.00% Floating and Adjustable Rate Loans Wtd Avg Rate (1) Wtd Avg Rate if Repriced (2) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING (1) Weighted Average Rate as of December 31, 2024 and repricing period signifies the sooner of the next scheduled reprice date or maturity (2) Weighted Average Rate if Repriced as of December 31, 2024 and assumes same index and margin Adjustable Rate Loans • $2.3 billion in total • 53% tied to FHLB index, 21% tied to Prime, 26% tied to SOFR Fixed Rate Loans - Maturity Schedule $121 $155 $122 $187 $205 $321 $1,383 4.98% 5.40% 4.39% 4.82% 5.07% 5.18% 4.33% Fixed Rate Loans Wtd Avg Rate (1) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Fixed Rate Loans • $2.5 billion in total

29 PROFITABILITY TRENDS ROAA and PTPP ROAA(1) 1.38% 1.12% 0.86% 0.61% 0.35% 0.33% 0.80% 0.63% 0.66% 1.28% 1.34% 1.08% 0.82% 0.44% 0.47% 0.98% 0.86% 0.97% ROAA PTPP ROAA (1) 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Noninterest Expense/Avg. Assets 2.09% 2.06% 2.33% 2.22% 2.37% 2.29% 2.21% 2.18% 2.20% 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 ROAA = Return on average assets PTPP = Pre-tax, pre-provision (1) Represents a non-GAAP financial measure

30 $98.0 $81.9 $61.8 $43.3 $91.1 $98.0 $77.2 $58.5$86.7 $97.9 $88.8 $80.2 Net income PTPP income (1) Adjusted PTPP income (1) 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $6.2 $5.7 $14.2 $11.4 $11.9$8.0 $8.3 $17.3 $15.5 $17.5 $18.0 $18.2 $19.1 $21.0 $21.9 PROFITABILITY TRENDS ROAE, ROATCE(1) and Adjusted ROATCE(1) Net Income, PTPP Income(1) and Adjusted PTPP Income(1), in millions 16.45% 14.92% 12.76% 10.53% 10.21% 9.34% 10.74% 10.42% 11.59% 17.05% 14.94% 11.15% 7.31% 4.69% 4.07% 9.74% 7.62% 7.81%11.64% 10.08% 7.55% 5.06% 3.04% 2.73% 6.75% 5.30% 5.46% ROAE ROATCE (1) Adjusted ROATCE (1) 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 PTPP = Pre-tax, pre-provision ROAE = Return on average equity ROATCE = Return on average tangible common equity (1) Represents a non-GAAP financial measure

31(1) Represents a non-GAAP financial measure (2) Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports CAPITAL RATIOS Equity Ratios 11.5% 11.4% 11.9% 12.0% 12.0% 12.2% 12.2% 8.4% 8.2% 8.8% 8.8% 8.9% 9.1% 9.0% Stockholders' equity to total assets (GAAP) Tangible common equity to tangible assets(1) 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 13.5% 12.8% 12.9% 12.6% 12.6% 12.3% 12.0% 8.7% 9.7% 10.0% 10.0% 10.1% 9.9% 10.0% 14.8% 14.0% 14.1% 13.9% 13.9% 13.6% 13.3% Total Risk Based Capital Tier 1 Leverage Ratio Common Equity Tier 1 2021 2022 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Regulatory Capital Ratios(2)

32 LIQUIDITY POSITION (1) Includes FHLB borrowing availability of $1.36 billion at December 31, 2024 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.22 billion Liquidity position at December 31, 2024: • Sufficient liquidity to cover estimated uninsured deposits of $2.3 billion. • Access to brokered deposits of $743 million per internal company policy. Liquidity Sources $2,863 $2,499 $2,408 $2,525 $2,345 $1,418 $1,385 $943 $1,068 $976 $319 $71 $279 $288 $360 $756 $708 $927 $848 $746 $225 $190 $114 $176 $117 $145 $145 $145 $145 $145 136.3% 122.3% 116.2% 112.6% 103.1% FHLB borrowing availability (1) FRB borrowing availability Unencumbered investment securities available for sale at fair value Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024

SHAREHOLDER RETURN

34 TOTAL SHAREHOLDER RETURN Stock Summary(2) Ticker HFWA Exchange Nasdaq Stock price $23.78 Market capitalization (in millions) $812.2 Dividend yield (regular dividend only) 3.87 % Average Daily Volume (3 month) Average daily volume (shares) 185,108 Average daily volume ($000s) $4,402 52-Week High and Low Price 52-week high (November 25, 2024) $27.58 52-week low (June 17, 2024) $16.55 Per Share Tangible book value per share(1) $18.22 EPS - 2025E $1.92 EPS - 2026E $2.23 Number of research analysts 6 Valuation Ratios Price / Tangible book value(1) 130.6 % Price / 2025E EPS 12.4 Price / 2026E EPS 10.6 Dividends Per Share Declared(3) 0.53 0.72 0.61 0.72 0.84 0.80 0.81 0.84 0.88 0.92 0.24 $0.10 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.11 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.23 $0.11 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.21 $0.22 $0.23 $0.10 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) Represents a non-GAAP financial measure (2) Market information as of January 8, 2025 and earnings per share and valuation ratios are based on analysts consensus (3) Dividend information as of January 22, 2025 $2.63 $2.31 $2.01 $1.80 $2.73 $2.31 $1.75 $1.24 $0.40 $0.39 $0.45 $0.45 $0.51 $0.18 $0.16 $0.41 $0.33 $0.34 Diluted EPS Adjusted Diluted EPS(1) 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Diluted EPS and Adjusted Diluted EPS(1)

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2021	2022	2023	2024	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Pretax Preprovision ("PTPP") Income and PTPP Return on Average Assets ("ROAA"):									
Net income (GAAP)	$ 98,035	$ 81,875	$ 61,755	$ 43,258	$ 6,233	$ 5,748	$ 14,159	$ 11,423	$ 11,928
Exclude income tax expense	22,472	17,561	11,160	9,001	344	1,120	1,836	1,643	4,402
Exclude provision for (reversal of provision for) credit losses	(29,372)	(1,426)	4,280	6,282	1,424	1,392	1,268	2,439	1,183
PTPP income (non-GAAP)	$ 91,135	$ 98,010	$ 77,195	$ 58,541	$ 8,001	$ 8,260	$ 17,263	$ 15,505	$ 17,513
PTPP income (non-GAAP)	$ 91,135	$ 98,010	$ 77,195	$ 58,541	$ 8,001	$ 8,260	$ 17,263	$ 15,505	$ 17,513
Exclude (gain) loss on sale of investment securities, net	(29)	256	12,231	22,742	10,005	9,973	1,921	6,945	3,903
Exclude gain on sale of branch including related deposits, net	—	—	(610)	—	—	—	—	—	—
Exclude gain on sale of premise and equipment	(4,440)	(403)	—	(1,552)	—	—	(49)	(1,480)	(23)
Exclude BOLI restructuring costs included in BOLI Income	$ —	$ —	$ —	$ 508	$ —	$ —	$ —	$ —	$ 508
Adjusted PTPP income (non-GAAP)	$ 86,666	$ 97,863	$ 88,816	$ 80,239	$ 18,006	$ 18,233	$ 19,135	$ 20,970	$ 21,901
Average total assets	$7,126,250	$7,321,455	$7,140,024	$7,133,046	$7,140,876	$7,092,452	$7,106,791	$7,182,921	$7,149,294
ROAA, annualized (GAAP)	1.38 %	1.12 %	0.86 %	0.61 %	0.35 %	0.33 %	0.80 %	0.63 %	0.66 %
PTPP ROAA, annualized (non-GAAP)	1.28 %	1.34 %	1.08 %	0.82 %	0.44 %	0.47 %	0.98 %	0.86 %	0.97 %

Dollars in thousands

36

Heritage Financial CORPORATION

NON-GAAP FINANCIAL MEASURES

	2021	2022	2023	2024	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE:									
Net income (GAAP)	$ 98,035	$ 81,875	$ 61,755	$ 43,258	$ 6,233	$ 5,748	$ 14,159	$ 11,423	$ 11,928
Add amortization of intangible assets	3,111	2,750	2,434	1,640	593	421	421	399	399
Exclude tax effect of adjustment	(653)	(578)	(511)	(344)	(125)	(88)	(88)	(84)	(84)
Tangible net income (non-GAAP)	$ 100,493	$ 84,047	$ 63,678	$ 44,554	$ 6,701	$ 6,081	$ 14,492	$ 11,738	$ 12,243
Tangible net income (non-GAAP)	$ 100,493	$ 84,047	$ 63,678	$ 44,554	$ 6,701	$ 6,081	$ 14,492	$ 11,738	$ 12,243
Exclude (gain) loss on sale of investment securities, net	(29)	256	12,231	22,742	10,005	9,973	1,921	6,945	3,903
Exclude gain on sale of branch including related deposits, net	—	—	(610)	—	—	—	—	—	—
Exclude gain on sale of premise and equipment	(4,440)	(403)	—	(1,552)	—	—	(49)	(1,480)	(23)
Exclude tax effect of adjustments	938	31	(2,440)	(4,450)	(2,101)	(2,094)	(393)	(1,148)	(815)
Exclude BOLI restructuring costs included in BOLI Income	—	—	—	508	—	—	—	—	508
Exclude tax expense related to BOLI restructuring	—	—	—	2,371	—	—	—	—	2,371
Adjusted tangible net income (non-GAAP)	$ 96,962	$ 83,931	$ 72,859	$ 64,173	$ 14,605	$ 13,960	$ 15,971	$ 16,055	$ 18,187
Average stockholders' equity (GAAP)	$ 842,067	$ 811,942	$ 818,042	$ 854,172	$ 813,383	$ 846,947	$ 843,438	$ 857,799	$ 868,308
Exclude average intangible assets	(252,540)	(249,566)	(246,965)	(244,910)	(246,022)	(245,536)	(245,106)	(244,706)	(244,302)
Average tangible common stockholders' equity (non-GAAP)	$ 589,527	$ 562,376	$ 571,077	$ 609,262	$ 567,361	$ 601,411	$ 598,332	$ 613,093	$ 624,006
ROAE, annualized (GAAP)	11.64 %	10.08 %	7.55 %	5.06 %	3.04 %	2.73 %	6.75 %	5.30 %	5.46 %
ROATCE, annualized (non-GAAP)	17.05 %	14.94 %	11.15 %	7.31 %	4.69 %	4.07 %	9.74 %	7.62 %	7.81 %
Adjusted ROATCE, annualized (non-GAAP)	16.45 %	14.92 %	12.76 %	10.53 %	10.21 %	9.34 %	10.74 %	10.42 %	11.59 %

Dollars in thousands

37

38 NON-GAAP FINANCIAL MEASURES 2021 2022 2023 2024 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Diluted Earnings per Share and Adjusted Diluted Earnings per Share: Net income (GAAP) $ 98,035 $ 81,875 $ 61,755 $ 43,258 $ 6,233 $ 5,748 $ 14,159 $ 11,423 $ 11,928 Exclude (gain) loss on sale of investment securities, net (29) 256 12,231 22,742 10,005 9,973 1,921 6,945 3,903 Exclude gain on sale of branch including related deposits, net — — (610) — — — — — — Exclude gain on sale of premise and equipment (4,440) (403) — (1,552) — — (49) (1,480) (23) Exclude tax effect of adjustments 938 31 (2,440) (4,450) (2,101) (2,094) (393) (1,148) (815) Exclude BOLI restructuring costs included in BOLI Income — — — 508 — — — — 508 Exclude tax expense related to BOLI restructuring — — — 2,371 — — — — 2,371 Adjusted net income (non-GAAP) $ 94,504 $ 81,759 $ 70,936 $ 62,877 $ 14,137 $ 13,627 $ 15,638 $ 15,740 $ 17,872 Average number of diluted shares outstanding 35,973,386 35,463,896 35,258,189 34,899,036 35,084,635 35,227,138 34,919,395 34,658,674 34,553,139 Diluted earnings per share (GAAP) $ 2.73 $ 2.31 $ 1.75 $ 1.24 $ 0.18 $ 0.16 $ 0.41 $ 0.33 $ 0.34 Adjusted diluted earnings per share (non- GAAP) $ 2.63 $ 2.31 $ 2.01 $ 1.80 $ 0.40 $ 0.39 $ 0.45 $ 0.45 $ 0.51 Dollars in thousands

39 2014 2015 2016 2017 2018 2019 2020 2022 2023 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 454,506 $ 469,970 $ 481,763 $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 797,893 $ 853,261 Exclude intangible assets (129,918) (127,818) (126,403) (125,117) (261,553) (257,552) (254,027) (248,166) (245,732) Tangible common equity (non-GAAP) $ 324,588 $ 342,152 $ 355,360 $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 549,727 $ 607,529 Shares outstanding 30,259,838 29,975,439 29,954,931 29,927,746 36,874,055 36,618,729 35,912,243 35,106,697 34,906,233 Book value per share (GAAP) $ 15.02 $ 15.68 $ 16.08 $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 22.73 $ 24.44 Tangible book value per share (non-GAAP) $ 10.73 $ 11.41 $ 11.86 $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 15.66 $ 17.40 Moved to 2nd slide Tangible Book Value Per Share (cont'd): 2024 Q1 Q2 Q3 Q4 Total stockholders' equity (GAAP) $ 847,580 $ 850,507 $ 874,514 $ 863,527 Exclude intangible assets (245,311) (244,890) (244,491) (244,092) Tangible common equity (non-GAAP) $ 602,269 $ 605,617 $ 630,023 $ 619,435 Shares outstanding 34,689,843 34,496,197 34,153,539 33,990,827 Book value per share (GAAP) $ 24.43 $ 24.66 $ 25.61 $ 25.40 Tangible book value per share (non-GAAP) $ 17.36 $ 17.56 $ 18.45 $ 18.22 NON-GAAP FINANCIAL MEASURES Dollars in thousands

40 NON-GAAP FINANCIAL MEASURES Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 42,723 $ 40,370 $ 39,096 $ 39,290 $ 39,540 Net interest income (GAAP) $ 53,871 $ 51,530 $ 51,113 $ 52,958 $ 53,763 Total noninterest income (GAAP) $ (3,147) $ (2,900) $ 5,246 $ 1,837 $ 3,290 Exclude (gain) loss on sale of investment securities, net 10,005 9,973 1,921 6,945 3,903 Exclude gain on sale of branch including related deposits, net — — — — — Exclude gain on sale of premise and equipment — — (49) (1,480) (23) Exclude BOLI restructuring costs included in BOLI Income — — — — 508 Adjusted total non interest income (non-GAAP) $ 6,858 $ 7,073 $ 7,118 $ 7,302 $ 7,678 Efficiency ratio (GAAP) 84.23% 83.01% 69.37% 71.70% 69.30 % Adjusted efficiency ratio (non-GAAP) 70.35% 68.89% 67.14% 65.20% 64.35 % Dollars in thousands

Heritage Financial CORPORATION

QUARTERLY FINANCIAL STATISTICS

	As of Period End or for the Three Months Ended				
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Profitability:					
Net income	$ 6,233	$ 5,748	$ 14,159	$ 11,423	$ 11,928
Pre-tax, pre-provision net income[(1)]	$ 8,001	$ 8,260	$ 17,263	$ 15,505	$ 17,513
Diluted earnings per share	$ 0.18	$ 0.16	$ 0.41	$ 0.33	$ 0.34
Return on average assets	0.35 %	0.33 %	0.80 %	0.63 %	0.66 %
Pre-tax, pre-provision return on average assets[(1)]	0.44 %	0.47 %	0.98 %	0.86 %	0.97 %
Return on average common equity	3.04 %	2.73 %	6.75 %	5.30 %	5.46 %
Return on average tangible common equity[(1)]	4.69 %	4.07 %	9.74 %	7.62 %	7.81 %
Adjusted return on average tangible common equity[(1)]	10.21 %	9.34 %	10.74 %	10.42 %	11.59 %
Net interest margin	3.41 %	3.32 %	3.29 %	3.33 %	3.39 %
Efficiency ratio	84.2 %	83.0 %	69.4 %	71.7 %	69.3 %
Adjusted efficiency ratio[(1)]	70.4 %	68.9 %	67.1 %	65.2 %	64.4 %
Noninterest expense to average total assets	2.37 %	2.29 %	2.21 %	2.18 %	2.20 %
Balance Sheet:					
Total assets	$ 7,174,957	$ 7,091,283	$ 7,059,857	$ 7,153,363	$ 7,106,278
Loans receivable, net	$ 4,287,628	$ 4,378,429	$ 4,481,396	$ 4,628,088	$ 4,749,655
Total deposits	$ 5,599,872	$ 5,532,327	$ 5,515,652	$ 5,708,492	$ 5,684,613
Loan to deposit ratio	77.4 %	80.0 %	82.2 %	82.0 %	84.5 %
Capital:					
Book value per share	$ 24.44	$ 24.43	$ 24.66	$ 25.61	$ 25.40
Tangible book value per share[(1)]	$ 17.40	$ 17.36	$ 17.56	$ 18.45	$ 18.22
Leverage ratio	10.0 %	10.0 %	10.1 %	9.9 %	10.0 %
Total capital ratio	14.1 %	13.9 %	13.9 %	13.6 %	13.3 %
Credit Quality:					
Nonperforming assets to total assets	0.08 %	0.10 %	0.12 %	0.13 %	0.07 %
ACL on loans to loans receivable	1.11 %	1.12 %	1.13 %	1.10 %	1.09 %

Dollars in thousands

(1) Represents a non-GAAP financial measure

41